SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or

15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported):

August 10, 2016

ALUMIFUEL POWER CORPORATION
(Exact name of registrant as specified in its charter)

Wyoming	333-57946	88-0448626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7315 East Peakview Avenue

Englewood, Colorado 80111

 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (303) 796-8940

______________________________________________

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 10, 2016 the Registrant issued a $33,000 promissory note to Gulfstream 1998 Irrevocable Trust that is convertible into common stock of the Registrant at market price for the Registrant's common stock on the date of conversion. This note is payable on demand and carries an interest rate of 8% per annum.

Item 7.01 Regulation FD Disclosure

The disclosures in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Promissory Note issued by AlumiFuel Power Corporation to Gulfstream 1998 Irrevocable Trust dated August 10, 2016. Filed Herewith

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALUMIFUEL POWER CORPORATION

Date: August 15, 2016	By:	/s/ Thomas B. Olson
Thomas B. Olson
Secretary

3